UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	July 26, 2007

Lithia Motors, Inc. (Exact Name of Registrant as specified in its charter)

Oregon	0-21789	93 - 0572810
(State or other jurisdiction of	(Commission File Number)	(IRS Employer Identification No.)
incorporation)

360 E. Jackson Street Medford, Oregon 97501 (Address of Principal Executive Office)

Registrant's telephone number including area code 541-776-6868

Not applicable (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 2.02      Results of Operations and Financial Condition.

     On July 26, 2007, Lithia Motors, Inc. issued a press release announcing financial results for 2nd quarter of 2007, a copy of which was attached as Exhibit 99.1 to the Form 8-K.  The prior release misstated the decrease in net income and the percentage change for the three months ended June 30, 2006 compared with the same period in 2007.  The income numbers were correctly reported. A copy of the revised release is attached as Exhibit 99.2 to this filing.

Item 9.01      Financial Statements and Exhibits.

(a)	Not applicable.
(b)	Not applicable.
(c)	Exhibits.
99.2 Revised Earnings Press Release

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LITHIA MOTORS, INC.
(Registrant)

Date:	July 26, 2007	By:	/s/ Kenneth E. Roberts
Kenneth E. Roberts
Assistant Secretary